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                                                                    Exhibit 23.1



INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in Registration Statement Nos. 33-60310, 33-90452, 33-94594, 333-10811 and 333-74269 each on Form S-8, of The
Gymboree Corporation and subsidiaries of our report dated April 4, 2002, appearing in this Annual Report on Form 10-K of The Gymboree Corporation and subsidiaries for the fiscal year ended February 2, 2002.




/s/ Deloitte & Touche LLP


San Francisco, California
May 2, 2002